UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21835

Name of Fund:	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Term Municipal Advantage Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview  For the Reporting Period Ended April 30, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, a strong domestic economy, surging inflation, the first Fed rate hike since 2018, and heightened expectations for future interest rate raises. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, supply-and-demand technicals became challenged late in the period and drove considerable municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and lower-rated bonds performed best, though higher-rated bonds outperformed more recently.

During the 12 months ended April 30, 2022, municipal bond funds experienced net outflows totaling $2 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early 2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $446 billion in issuance, slightly below the $448 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of April 30, 2022 6 months: (7.90)% 12 months: (7.88)%

A Closer Look at Yields

From April 30, 2021 to April 30, 2022, yields on AAA-rated 30-year municipal bonds increased by 146 basis points (“bps”) from 1.59% to 3.05%, while ten-year rates increased by 173 bps from 0.99% to 2.72% and five-year rates increased by 202 bps from 0.43% to 2.45% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 66 bps, lagging the 186 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations for most of the reporting period, the selloff experienced in 2022 has restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the intermediate and long-end of the curve, while yields on municipals exceed yields on both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of April 30, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of April 30, 2022 ($15.14)(a)	5.39%
Tax Equivalent Yield(b)	9.10%
Current Monthly Distribution per Common Share(c)	$0.0680
Current Annualized Distribution per Common Share(c)	$0.8160
Leverage as of April 30, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low
Closing Market Price	$15.14	$19.20	(21.15)%	$19.90	$13.64
Net Asset Value	13.79	16.71	(17.47)	16.96	13.79

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

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Trust Summary as of April 30, 2022 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(13.23)%	2.89%	4.72%
Trust at Market Price(a)(b)	(17.09)	5.96	5.46

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the past 12 months. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Trust’s performance, but it was not sufficient to offset the sharp downturn in prices. Positions in longer-dated and lower-coupon securities generally experienced the weakest price performance. The Trust’s use of leverage, while augmenting income, amplified the effect of falling prices. While all sectors lost ground in the period, housing and transportation were notable laggards due to their higher interest-rate sensitivity. On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of April 30, 2022 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

County/City/Special District/School District	21%	21%
Transportation	17	14
Health	15	16
State	11	13
Utilities	10	10
Education	9	8
Housing	7	7
Tobacco	6	6
Corporate	4	5
Other	—	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	9%
2023	10
2024	9
2025	6
2026	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/22	04/30/21

AAA/Aaa	5%	4%
AA/Aa	36	36
A	32	28
BBB/Baa	11	14
BB/Ba	5	5
B	2	2
C	—	1
N/R(f)	9	10

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

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Trust Summary as of April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2022 ($10.43)(a)	6.27%
Tax Equivalent Yield(b)	10.59%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of April 30, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low
Closing Market Price	$10.43	$13.20	(20.98)%	$15.18	$10.33
Net Asset Value	11.10	13.31	(16.60)	13.79	11.10

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

T R U S T S U M M A R Y	9

Trust Summary as of April 30, 2022 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(12.33)%	3.21%	4.84%
Trust at Market Price(a)(b)	(16.93)	2.98	4.12
Customized Reference Benchmark(c)	(7.47)	2.45	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (25%). Effective October 1, 2021, the Trust changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust. The Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the past 12 months. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

The Trust’s long duration positioning detracted from performance at a time of rising yields. (Duration is a measure of interest-rate sensitivity.) Yield curve positioning further detracted, as holdings in bonds with maturities of 20 years and longer lagged. The Trust’s use of leverage, while augmenting income, amplified the effect of falling prices. Positions in bonds with lower coupons (5% and below) detracted due to their higher interest-rate sensitivity. At the sector level, holdings in education and healthcare issues were the largest detractors.

Portfolio income contributed to performance, as did positions in shorter-dated, pre-refunded bonds. In addition, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of April 30, 2022 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21
County/City/Special District/School District	17%	21%
Health	15	14
Transportation	13	13
Education	13	11
Utilities	11	11
Tobacco	10	9
State	9	10
Corporate	7	7
Housing	5	4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	8%
2023	10
2024	7
2025	6
2026	8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/22	04/30/21
AAA/Aaa	2%	3%
AA/Aa	19	26
A	20	17
BBB/Baa	12	16
BB/Ba	12	8
B	3	5
C	—	1
N/R(e)	32	24

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of April 30, 2022	BlackRock Municipal Income Trust (BFK)

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of April 30, 2022 ($11.69)(a)	6.01%
Tax Equivalent Yield(b)	10.15%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of April 30, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2022, was decreased to $0.0465 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low
Closing Market Price	$11.69	$15.05	(22.33)%	$15.82	$11.50
Net Asset Value	12.15	14.74	(17.57)	15.12	12.15

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of April 30, 2022 (continued)	BlackRock Municipal Income Trust (BFK)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(13.35)%	1.93%	3.99%
Trust at Market Price(a)(b)	(18.35)	1.49	3.38
National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground for the 12-month period. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Trust’s performance, but it was not sufficient to offset the sharp downturn in prices. The Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—posted smaller losses than the Trust as a whole. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of April 30, 2022 (continued)	BlackRock Municipal Income Trust (BFK)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21
Transportation	20%	21%
State	16	19
Health	16	13
Utilities	11	13
County/City/Special District/School District	11	11
Tobacco	9	10
Education	6	6
Housing	6	1
Corporate	5	6
Other	—	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2022	9%
2023	7
2024	8
2025	6
2026	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/22	04/30/21
AAA/Aaa	5%	5%
AA/Aa	34	32
A	32	28
BBB/Baa	11	17
BB/Ba	8	7
B	1	1
C	—	1
N/R(f)	9	9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 4.4%
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	$215	$225,237
Series G, 5.00%, 07/01/47	430	427,526
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	4,000	3,129,388
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,195,568
5.00%, 12/01/37	4,885	5,405,414

		10,383,133

Arkansas — 2.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	1,550	1,429,216
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	755	761,211
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	1,250	1,255,288
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,666,329
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	480,061

		6,592,105

California — 16.7%
ABC Unified School District, GO, Series C, (NPFGC), 0.00%, 08/01/33(b)	3,420	2,285,963
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	740	708,738
Series 2021-1, Class A, 3.50%, 11/20/35	724	708,528
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,257,529
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	725	729,177
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	1,500	1,599,546
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, 4.00%, 05/15/51	1,940	1,867,087
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	205	153,801
CSCDA Community Improvement Authority, RB, M/F Housing(a)
Class 2, 4.00%, 06/01/58	675	534,332
Senior Lien, 3.13%, 06/01/57	645	449,696
Class 2, Senior Lien, 4.00%, 12/01/58	295	236,955
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/22(c)	830	832,637
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(d)	2,475	2,924,769
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, (BAM), 4.00%, 03/01/42	2,460	2,353,767
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, Election 2002, (AGC), 0.00%, 08/01/38(b)	12,000	6,155,184
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(b)	2,270	1,753,407
Series B, Convertible, 6.20%, 08/01/39(d)	4,000	4,193,356
Regents of the University of California Medical Center Pooled Revenue, RB, 4.00%, 05/15/53	1,305	1,262,872

Security	Par (000)	Value

California (continued)
San Diego Community College District, GO, CAB, 6.00%, 08/01/27(c)	$4,200	$4,914,895
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/56	225	207,596
State of California, Refunding GO 5.00%, 02/01/38	2,000	2,036,830
4.00%, 10/01/44	510	514,699

		39,681,364

Colorado — 0.5%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	970	951,705
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	295	279,445

		1,231,150

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	550	450,131
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	1,450	1,439,574

		1,889,705

Florida — 10.8%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/52	2,725	2,898,122
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(a)	100	96,644
City of Tampa Florida, RB, CAB(b)
Series A, 0.00%, 09/01/49	465	146,552
Series A, 0.00%, 09/01/53	500	133,083
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	377,313
County of Miami-Dade Florida, RB, CAB(b) 0.00%, 10/01/32	5,000	3,374,215
0.00%, 10/01/33	15,375	9,881,106
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/23(c)	3,000	3,147,111
County of Miami-Dade Seaport Department, Refunding RB, Series B-1, AMT, Subordinate, 4.00%, 10/01/46	680	648,143
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(b)
Series A-2, 0.00%, 10/01/41	445	185,827
Series A-2, 0.00%, 10/01/42	595	237,391
Series A-2, 0.00%, 10/01/43	540	205,323
Series A-2, 0.00%, 10/01/44	550	199,097
Series A-2, 0.00%, 10/01/45	465	160,546
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,100	1,048,984
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,186,933
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,590	1,525,638
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	125	137,336

		25,589,364

Georgia — 2.2%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	675	649,831

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	$245	$223,923
Georgia Ports Authority, ARB, 4.00%, 07/01/51	1,300	1,303,034
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	525	551,989
Series C, 4.00%, 05/01/52(e)	1,550	1,578,936
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	415	414,262
5.00%, 01/01/56	565	604,404

		5,326,379

Hawaii — 1.4%
State of Hawaii Department of Budget & Finance, Refunding RB
5.25%, 11/15/37	600	607,264
AMT, 4.00%, 03/01/37	2,770	2,684,726

		3,291,990

Idaho — 1.3%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,069,501

Illinois — 7.2%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,274,389
Series D, 5.00%, 12/01/46	1,635	1,665,858
Series H, 5.00%, 12/01/36	375	391,931
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	581,014
Series C, 5.00%, 12/01/34	370	387,339
Series D, 5.00%, 12/01/26	675	716,663
Series F, 5.00%, 12/01/22	505	512,880
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,900	1,935,327
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,402,254
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	620	664,376
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	300	307,120
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	603,108
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	455	423,000
State of Illinois, GO
5.00%, 02/01/39	1,000	1,016,691
5.50%, 05/01/39	1,610	1,756,792
Series A, 5.00%, 04/01/38	200	204,519
Series D, 5.00%, 11/01/28	1,585	1,697,245
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	610	596,839

		17,137,345

Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(e)	2,050	2,147,361

Security	Par (000)	Value

Kansas — 0.7%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/39	$640	$663,141
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	1,085	1,097,031

		1,760,172

Kentucky — 7.1%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(a)	380	358,736
County of Boyle Kentucky, Refunding RB, 5.00%, 06/01/37	2,000	2,160,446
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(c)	3,400	3,481,409
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/23(b)	8,500	8,209,470
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, Convertible, 6.45%, 07/01/34	1,000	1,082,733
Series C, Convertible, 6.60%, 07/01/39	1,395	1,515,602

		16,808,396

Louisiana — 0.8%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24(c)	1,790	1,882,956

Maryland — 0.5%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	265,714
5.25%, 07/01/44	260	264,924
Maryland Economic Development Corp., RB, AMT, 5.25%, 06/30/55	705	729,896

		1,260,534

Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	955,378
Series A, 5.00%, 01/01/47	1,010	1,057,155
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,357,023
5.00%, 04/15/40	600	609,084
Series A, 4.00%, 06/01/49	235	237,103
Massachusetts Educational Financing Authority, RB, Series C, AMT, Subordinate, 3.00%, 07/01/51	455	349,219
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.85%, 06/01/46	35	33,430
Series C-1, 2.90%, 12/01/39	365	322,431
Series D-1, 2.55%, 12/01/50	440	336,345
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 182, AMT, 3.30%, 12/01/28	1,000	984,110
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	700	754,549

		6,995,827

Michigan — 3.7%
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(c)	360	361,989
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	913,466
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 06/01/22(c)	3,150	3,156,177

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	$3,245	$2,848,159
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	375	323,334
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,250	1,279,513

		8,882,638

Minnesota — 1.6%
City of Otsego MN, Refunding RB, COP, Series A, 5.00%, 09/01/44	700	707,496
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,811,332
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(a)	305	316,581
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	481,962
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	615	594,852

		3,912,223

Missouri — 2.8%
Health & Educational Facilities Authority of the State of Missouri, RB
4.13%, 02/15/43	700	699,998
Series A, 5.00%, 10/01/23(c)	750	778,108
Series A, 5.00%, 06/01/42	860	914,208
Series A, 5.00%, 06/01/47	1,230	1,300,645
Series C-2, 5.00%, 10/01/34	1,500	1,547,246
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,015	963,334
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	615	437,628

		6,641,167

Nebraska — 0.7%
Central Plains Energy Project, RB, 5.00%, 09/01/42	900	908,972
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	600	628,483

		1,537,455

Nevada — 0.7%
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,500	1,530,417
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	126,713

		1,657,130

New Hampshire(a) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	513,005
Series C, AMT, 4.88%, 11/01/42	220	224,106

		737,111

New Jersey — 8.0%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(f)(g)	1,510	30,200
New Jersey Economic Development Authority, RB
Series B, 4.50%, 06/15/40	1,930	1,973,796
Series DDD, 5.00%, 06/15/42	160	167,317
AMT, (AGM), 5.13%, 07/01/42	300	312,114
Series B, AMT, 5.63%, 11/15/30	990	1,008,325

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	$1,120	$1,008,465
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.25%, 12/01/39	1,970	1,691,405
Series B, AMT, 4.00%, 12/01/41	765	746,938
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/38	290	296,159
Series AA, 5.00%, 06/15/45	2,055	2,139,602
Series AA, 5.00%, 06/15/46	600	616,753
Series AA, 3.00%, 06/15/50	360	276,934
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(b)	1,600	879,594
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	820	792,894
Series A, 5.00%, 12/15/36	240	254,839
Series A, 5.00%, 06/15/42	395	396,516
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	847,802
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	455	456,403
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,770	5,063,412

		18,959,468

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	680	706,565

New York — 10.5%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,832,183
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	30	30,173
Series C-1, 4.75%, 11/15/45	1,700	1,783,626
Series C-1, 5.00%, 11/15/50	550	572,155
Series C-1, 5.25%, 11/15/55	810	876,580
Series C-1, 5.00%, 11/15/56	320	333,715
Series D, 5.00%, 11/15/31	650	683,934
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA), 2.55%, 11/01/45	1,940	1,466,632
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/47	215	238,274
New York City Water & Sewer System, RB, 4.00%, 06/15/51	4,460	4,386,758
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,400	1,419,058
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	852,587
New York Liberty Development Corp., Refunding RB
Series 2, Class 2, 5.15%, 11/15/34(a)	640	658,095
Series A, 2.88%, 11/15/46	3,550	2,738,644
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	350	340,624
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	2,635	1,971,726
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/41	800	796,004

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/38	$385	$405,652
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	315	334,519
AMT, 5.00%, 10/01/40	900	940,983
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 186th Series, AMT, 5.00%, 10/15/36	470	484,333
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	730	557,264
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,235,010

		24,938,529

North Carolina — 0.3%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	190	188,196
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	630	616,677

		804,873

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,785	3,680,114
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	3,000,648
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	1,050	1,020,144
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	350	342,301
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	25	24,322

		8,067,529

Oklahoma — 1.0%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/36	800	855,812
5.00%, 10/01/39	280	298,915
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	680	712,924
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	425,668

		2,293,319

Oregon — 1.6%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	584,616
Oregon State Facilities Authority, Refunding RB
Series A, 5.00%, 04/01/45	2,485	2,590,429
Series A, 4.13%, 06/01/52	260	254,100
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	320	292,602

		3,721,747

Pennsylvania — 10.0%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	609,684
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,785	2,886,661
Delaware River Port Authority, RB, 4.50%, 01/01/24(c)	3,000	3,095,352

Security	Par (000)	Value

Pennsylvania (continued)
Mckeesport Area School District, Refunding GO, CAB, (FGIC, SAW), 0.00%, 10/01/31(b)(h)	$500	$366,353
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	925	893,864
Series A, 4.00%, 09/01/49	565	560,211
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	780	755,443
AMT, 5.00%, 12/31/38	1,610	1,677,965
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	826,003
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	120,790
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/39	850	883,510
Series A, Subordinate, 4.00%, 12/01/49	710	686,321
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,735	2,843,104
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,098,780
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	505	513,561
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	800	853,149
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,125,373

		23,796,124

Puerto Rico — 6.6%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	495	506,608
5.63%, 05/15/43	530	539,095
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	2,145	2,153,248
Series A, Senior Lien, 5.13%, 07/01/37	615	617,467
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,612,785
Series A-1, Restructured, 5.00%, 07/01/58	6,444	6,595,949
Series A-2, Restructured, 4.33%, 07/01/40	861	853,774
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,483,764
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	4,770	1,340,165

		15,702,855

Rhode Island — 3.7%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,845	1,881,525
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,250	1,105,795
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,030,883
Series B, 4.50%, 06/01/45	2,725	2,754,267
Series B, 5.00%, 06/01/50	2,000	2,073,592

		8,846,062

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 1.5%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	$755	$674,257
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	1,895	2,047,890
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 2.25%, 07/01/46	1,195	886,461

		3,608,608

Tennessee — 5.3%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(c)	2,945	3,004,012
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	892,329
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	615	619,972
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	1,200	1,204,050
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	1,075	1,130,176
Series A, 5.00%, 07/01/46	945	986,993
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	580	541,766
Series A, 5.25%, 10/01/58	2,480	2,644,682
Tennessee Energy Acquisition Corp. RB, 4.00%, 11/01/49(e)	1,500	1,516,028

		12,540,008

Texas — 10.9%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	105	80,130
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,970	2,026,433
Series C, 5.00%, 08/15/42	1,480	1,516,232
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series A, AMT, 4.00%, 07/01/47	310	302,695
City of Houston TX Airport System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/46	720	703,215
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38(b)	5,000	2,176,400
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(b)(c)	6,000	3,391,326
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/38(b)	16,780	7,843,173
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	953,324
Red River Education Finance Corp., RB, 5.25%, 03/15/23(c)	1,140	1,171,133
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	565	612,828
Texas Department of Housing & Community Affairs, RB, S/F Housing
(GNMA), 3.13%, 07/01/47	795	670,926
Series A, (GNMA), 4.25%, 09/01/43	225	228,935
Series A, (GNMA), 3.00%, 09/01/45	345	286,961
Series A, (GNMA), 3.00%, 03/01/50	1,085	881,053

Security	Par (000)	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	$1,325	$1,434,173
Texas Transportation Commission, RB, CAB(b) 0.00%, 08/01/35	420	231,155
0.00%, 08/01/36	235	123,441
0.00%, 08/01/37	305	153,072
0.00%, 08/01/38	315	150,361
0.00%, 08/01/44	1,370	476,689
0.00%, 08/01/45	1,800	594,335

		26,007,990

Utah — 0.6%
Utah Charter School Finance Authority, Refunding RB 5.25%, 06/15/37(a)	205	210,584
4.00%, 04/15/42	600	597,565
5.38%, 06/15/48(a)	260	264,479
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA), 4.00%, 01/01/36	250	248,715

		1,321,343

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	295	293,092

Virginia — 2.8%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	780	631,043
Hampton Roads Transportation Accountability Commission, RB, 4.00%, 07/01/57	1,590	1,537,083
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	100	96,522
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	997,591
Virginia Housing Development Authority, RB, M/F Housing, Series E, 3.15%, 12/01/49	1,515	1,256,327
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 01/01/48(a)(e)	745	759,688
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 6.00%, 01/01/37	1,440	1,449,164

		6,727,418

Washington — 1.9%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	725	610,494
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	652,196
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	1,905	2,040,567
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	470	508,610
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	755	687,291

		4,499,158

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	730	683,291

Wisconsin — 1.9%
Public Finance Authority, RB(a)
Series A, 5.00%, 06/01/36	100	101,765
Series A, 5.00%, 10/15/50	875	884,593

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB(a) (continued)
Series A, 5.00%, 06/01/51	$320	$318,260
Series A, 5.00%, 06/01/61	405	396,619
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	393,392
Wisconsin Housing & Economic Development Authority, RB, S/F Housing
Series A, 1.80%, 03/01/31	100	86,702
Series A, 1.85%, 09/01/31	80	68,889
Series A, 1.90%, 03/01/32	150	128,344
Series A, 1.95%, 09/01/32	110	93,581
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	280	229,425
Series A, (HUD SECT 8), 2.25%, 11/01/41	195	152,706
Series A, (HUD SECT 8), 2.45%, 11/01/46	290	220,251
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,382,500

		4,457,027

Total Municipal Bonds — 141.5% (Cost: $333,759,095)		336,390,012

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 0.5%
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42(j)	1,182	1,294,077

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	1,769	1,911,408

Connecticut — 1.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,902	4,095,615

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,102	2,108,073

Florida — 1.7%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	1,860	1,749,696
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	2,120	2,261,045

		4,010,741

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,494	1,408,735

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25	1,200	1,247,254

Maryland — 1.3%
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/42	2,760	3,022,520

Security	Par (000)	Value

Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	$3,018	$3,267,062

Michigan — 2.0%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,759	2,690,644
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,129,610

		4,820,254

Minnesota — 2.2%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,128,207

Nevada — 1.1%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,311	2,541,830

New Jersey — 0.7%
New Jersey Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,609,201

New York — 7.7%
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,600	1,620,637
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,615	1,626,064
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42(j)	2,145	2,145,144
New York City Water & Sewer System, Refunding RB
Series BB, 4.00%, 06/15/47	6,000	6,036,629
Series CC, 5.00%, 06/15/23	1,880	1,928,142
Series CC, 5.00%, 06/15/47	2,120	2,174,552
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	1,574	1,552,433
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,394	1,318,909

		18,402,510

Ohio(j) — 0.8%
Northeast Ohio Regional Sewer District, Refunding RB 4.00%, 11/15/24	1,066	1,079,644
4.00%, 11/15/49	734	743,394

		1,823,038

Pennsylvania — 1.4%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(j)	2,399	2,457,071
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	914	917,187

		3,374,258

Texas — 4.9%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	2,609	2,826,326
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	2,380	2,431,924
Houston Community College System, GO, 4.00%, 02/15/23	2,160	2,194,109
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,680	1,721,099

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	$1,409	$1,410,603
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,039	614,769
Series A, (GNMA), 3.75%, 09/01/49	368	336,878

		11,535,708

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	2,213	2,235,718

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1% (Cost: $74,894,108)		73,836,209

Total Long-Term Investments — 172.6% (Cost: $408,653,203)		410,226,221

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(k)(l)	1,177,962	1,177,962

Total Short-Term Securities — 0.5% (Cost: $1,177,948)		1,177,962

Total Investments — 173.1% (Cost: $409,831,151)		411,404,183

Liabilities in Excess of Other Assets — (0.2)%		(665,377)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.9)%		(47,193,299)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (53.0)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$237,645,507

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2023 to July 15, 2042, is $6,404,846. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,420,831	$—	$(6,241,952	)(a)	$(931)	$14	$1,177,962	1,177,962	$646	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	118	06/21/22	$14,048	$611,261
U.S. Long Bond	115	06/21/22	16,158	1,038,115
5-Year U.S. Treasury Note	129	06/30/22	14,521	411,332

				$2,060,708

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,060,708	$—	$2,060,708

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$322,316	$—	$322,316

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,200,939	$—	$2,200,939

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$34,171,713

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$336,390,012	$—	$336,390,012
Municipal Bonds Transferred to Tender Option Bond Trusts	—	73,836,209	—	73,836,209
Short-Term Securities
Money Market Funds	1,177,962	—	—	1,177,962

	$1,177,962	$410,226,221	$—	$411,404,183

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,060,708	$—	$—	$2,060,708

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(47,150,763)	$—	$(47,150,763)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(173,050,763)	$—	$(173,050,763)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.4%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,790,730
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	395	385,996
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,040	1,225,400
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	167	160,430

		3,562,556

Arizona — 5.2%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	364,752
Series A, 5.38%, 07/01/50	925	934,045
Series A, 5.50%, 07/01/52	855	895,709
Series G, 5.00%, 07/01/47	135	134,223
Industrial Development Authority of the City of Phoenix, RB
Series A, 5.00%, 07/01/33	870	870,304
Series A, 5.00%, 07/01/46(b)	1,255	1,251,343
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(b)	125	125,921
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	540	464,148
5.00%, 07/01/56	235	228,299
4.00%, 06/15/57	415	343,985
Maricopa County Industrial Development Authority, RB, AMT, 4.00%, 10/15/47(b)	835	765,853
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	381,123
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	802,236
Tempe Industrial Development Authority, Refunding RB, 4.00%, 12/01/46	140	125,993

		7,687,934

Arkansas(b) — 2.9%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	925	852,919
Series A, AMT, 4.75%, 09/01/49	3,570	3,413,377

		4,266,296

California — 8.7%
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(b)	460	322,604
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	140,055
California Housing Finance Agency, RB, M/F Housing, Class A, 3.25%, 08/20/36	646	618,362
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	71,019
Series A, 5.25%, 08/15/49	175	177,390
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	850	938,077
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	367,809
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.25%, 07/01/56	155	113,462
3.00%, 09/01/56	725	510,277

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
4.00%, 12/01/56	$1,265	$947,751
4.00%, 03/01/57	330	246,647
4.00%, 07/01/58	200	149,589
Series B, 4.00%, 12/01/59	835	556,889
Class 2, Senior Lien, 4.00%, 12/01/58	2,545	2,044,238
Series B, Sub Lien, 4.00%, 12/01/59	285	177,261
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	10,530	1,153,519
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 0.00%, 07/01/61(b)(d)	830	391,387
Regents of the University of California Medical Center Pooled Revenue, RB, 4.00%, 05/15/53(e)	935	904,816
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	180	169,936
Senior Lien, 3.00%, 06/01/49	120	87,940
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(c)	1,265	811,838
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/38(c)	3,725	1,978,765
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(f)	165	174,299

		13,053,930

Colorado — 3.3%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	275	274,626
Colorado Health Facilities Authority, RB
Series A, 5.00%, 05/15/35	240	229,672
Series A, 5.00%, 05/15/44	180	162,503
Series A, 5.00%, 05/15/49	120	104,454
Series A, 5.00%, 05/15/58	250	209,395
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	500	470,151
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,603,585
Fitzsimons Village Metropolitan District No 3, Refunding GO, Series A-1, 4.00%, 12/01/31	500	459,878
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	412,158
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	650	630,213
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	500	417,083

		4,973,718

Connecticut(b) — 0.9%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	160	164,609
Series A, 5.00%, 01/01/55	210	213,861
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	914,065

		1,292,535

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Class B, 6.88%, 05/01/39(b)	450	450,000

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 1.3%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(f)	$260	$270,526
District of Columbia, TA, 5.13%, 06/01/41	750	751,443
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	860,701

		1,882,670

Florida — 9.1%
Brevard County Health Facilities Authority, Refunding RB(b) 4.00%, 11/15/23	100	101,014
4.00%, 11/15/29	100	101,034
4.00%, 11/15/33	625	623,404
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	217,009
Series A-2, 4.60%, 05/01/31	515	525,785
Capital Trust Agency, Inc., RB
Series A, 5.75%, 06/01/54(b)	450	441,721
Series B, 0.00%, 01/01/60(c)	3,000	148,332
Capital Trust Agency, Inc., RB, CAB(b)(c) 0.00%, 07/01/61	25,215	1,662,097
Subordinate, 0.00%, 01/01/61	5,945	310,935
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	120	123,141
AMT, 5.00%, 10/01/49	560	559,123
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	775	255,547
Series A-2, 0.00%, 10/01/47	745	234,235
Series A-2, 0.00%, 10/01/48	525	157,377
Series A-2, 0.00%, 10/01/49	435	124,506
Florida Development Finance Corp., RB(b) 5.25%, 06/01/55	525	506,774
5.00%, 06/15/56	550	497,123
Series B, 4.50%, 12/15/56	705	546,259
Series C, 5.75%, 12/15/56	250	201,018
Series A, AMT, 5.00%, 08/01/29(a)	740	743,082
Florida Development Finance Corp., Refunding RB, 5.00%, 06/01/51	165	151,480
Lakes of Sarasota Community Development District, SAB
Series A-1, 2.75%, 05/01/26	100	96,506
Series A-1, 3.90%, 05/01/41	285	250,256
Series B-1, 3.00%, 05/01/26	100	96,519
Series B-1, 4.13%, 05/01/41	200	175,504
Series B-1, 4.30%, 05/01/51	100	84,513
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/26	100	100,679
5.13%, 05/01/46	355	360,555
Series 1B, 4.75%, 05/01/29	270	276,832
Series 1B, 5.30%, 05/01/39	310	324,326
Series 1B, 5.45%, 05/01/48	550	573,613
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	130	93,906
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	535	498,185
Tolomato Community Development District, Refunding SAB, Series 2015-2, 0.00%, 05/01/40(d)	310	225,067
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, Convertible, 6.61%, 05/01/40	120	120,000

Security	Par (000)	Value

Florida (continued)
Tolomato Community Development District, SAB(g)(h) 3rd Series, 6.65%, 05/01/40	$275	$3
Series 2015-3, 6.61%, 05/01/40	340	3
Trout Creek Community Development District, SAB 5.00%, 05/01/28	160	163,749
5.50%, 05/01/49	570	582,242
Village Community Development District No.10, SAB, 5.13%, 05/01/43	720	720,000
West Villages Improvement District, SAB 4.75%, 05/01/39	220	218,034
5.00%, 05/01/50	450	443,533

		13,635,021

Georgia — 3.6%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	355	310,197
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(f)	240	259,414
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,770	1,978,037
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	865	863,462
4.00%, 01/01/59	1,640	1,607,712
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	320	316,507

		5,335,329

Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	700	544,320

Illinois — 8.1%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	820,356
Series D, 5.00%, 12/01/46	1,035	1,054,554
Series H, 5.00%, 12/01/36	935	977,214
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	369,737
Series C, 5.00%, 12/01/27	415	441,791
Series C, 5.00%, 12/01/34	940	984,050
Series F, 5.00%, 12/01/22	325	330,071
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	637,656
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	350	360,573
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	1,500	1,585,603
Metropolitan Pier & Exposition Authority, RB Series A, 5.50%, 06/15/53	200	206,740
Series A, 5.00%, 06/15/57	555	567,330
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 5.00%, 06/15/52	225	228,693
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	500	88,307
State of Illinois, GO 5.00%, 05/01/27	500	520,223
5.00%, 01/01/28	1,005	1,063,178
5.00%, 03/01/37	755	755,442
Series A, 5.00%, 01/01/33	555	555,879
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	486,934

		12,034,331

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 4.5%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	$365	$389,981
AMT, 7.00%, 01/01/44	885	943,894
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	810	810,723
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(f)	680	698,934
Series A, AMT, 5.25%, 07/01/23(f)	2,190	2,250,978
Series A, AMT, 6.75%, 05/01/39	515	614,441
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	595	541,516
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	452,532

		6,702,999

Iowa — 1.7%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	660	682,399
Series B, 5.25%, 12/01/50(a)	825	864,182
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,175	1,003,049

		2,549,630

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(f)	460	470,639
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(d)	565	617,247

		1,087,886

Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	445	414,979
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	110	110,135
Series A, 5.25%, 05/15/32	380	380,434
Series A, 5.25%, 05/15/33	360	360,408
Series A, 5.25%, 05/15/35	945	966,564

		2,232,520

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	380	316,343

Maryland — 2.0%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	940	996,686
Maryland Economic Development Corp., RB, AMT, 5.25%, 06/30/47	380	401,211
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	1,480	1,573,233

		2,971,130

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB
Series A, 6.50%, 11/15/23(b)(f)	1,000	1,063,844
Series A, 5.00%, 01/01/47	860	900,151
Massachusetts Development Finance Agency, Refunding RB 4.00%, 07/01/45	100	92,650

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB (continued) 4.00%, 07/01/50	$150	$135,582
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	610	606,092

		2,798,319

Michigan — 1.0%
City of Detroit Michigan, GO 5.00%, 04/01/34	140	147,469
5.00%, 04/01/35	140	147,151
5.00%, 04/01/36	95	99,619
5.00%, 04/01/37	155	162,182
5.00%, 04/01/38	70	73,060
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	460	338,846
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	500	511,131

		1,479,458

Minnesota — 1.8%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,940	1,975,017
Series A, 5.25%, 02/15/58	655	706,789

		2,681,806

Missouri — 1.1%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	115	118,169
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35.	330	277,102
Series A, 4.75%, 11/15/47	365	292,405
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	975	925,370

		1,613,046

Nebraska — 0.2%
Central Plains Energy Project, RB, 5.25%, 09/01/37	285	287,916

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	230,468
Series A, 4.25%, 08/15/46	290	249,962
Series A, 4.50%, 08/15/55	600	513,677
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	230	190,516
Series B, AMT, 3.75%, 07/01/45	375	309,477

		1,494,100

New Jersey — 10.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	475	490,569
5.25%, 11/01/44	1,160	1,195,549
New Jersey Economic Development Authority, RB
Series EEE, 5.00%, 06/15/43	195	206,228
AMT, 5.13%, 09/15/23	750	758,538
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(f)	1,225	1,379,465
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	777,838

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	$1,230	$1,032,162
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	514,715
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	601,564
Series S, 5.25%, 06/15/43	2,535	2,717,444
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	243,290
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	778,945
Series A, 5.25%, 06/01/46	1,700	1,801,198
Sub-Series B, 5.00%, 06/01/46	2,825	2,998,771

		15,496,276

New York — 16.5%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	913,582
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,155,669
Series B, 5.25%, 11/15/39	400	410,731
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	985	1,033,454
New York City Industrial Development Agency, Refunding RB, (AGM), 3.00%, 03/01/49	465	375,311
New York City Transitional Finance Authority Future Tax Secured Revenue RB, 3.00%, 05/01/46	1,180	945,047
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	5,000	4,922,155
Series F-1, Subordinate, 4.00%, 02/01/51	190	186,728
Series F-1, Subordinate, 5.00%, 02/01/51	270	296,184
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	912,252
Series A, 5.00%, 06/01/42	1,505	1,504,886
Series A, 5.00%, 06/01/45	555	559,757
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	1,000	1,043,367
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	2,355	2,377,923
Series 2, Class 2, 5.15%, 11/15/34(b)	160	164,524
Series 2, Class 2, 5.38%, 11/15/40(b)	395	407,619
Series A, 2.88%, 11/15/46	1,290	995,169
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	565	549,865
New York State Dormitory Authority, Refunding RB, 5.00%, 12/01/33(b)	410	439,242
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/39	555	593,605
Series A, AMT, 5.25%, 01/01/50	1,000	1,036,000
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	190	201,773
AMT, 5.00%, 10/01/40	535	559,362
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	799,220

Security	Par (000)	Value

New York (continued)
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(b)	$755	$720,077
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,485	1,502,119

		24,605,621

Ohio — 4.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,455	3,359,259
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
4.00%, 12/01/55	120	100,870
4.50%, 12/01/55	100	81,722
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	740,099
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	400	391,200
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	185	142,109
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	805	755,080
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,254,970

		6,825,309

Oklahoma — 4.2%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	2,205	2,379,872
Series B, 5.00%, 08/15/38	1,450	1,490,716
Series B, 5.25%, 08/15/43	1,305	1,360,575
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	155	130,173
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	970,847

		6,332,183

Oregon — 0.4%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	625	318,514
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52(e)	235	229,668

		548,182

Pennsylvania — 3.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	470	485,539
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	91,344
4.00%, 07/01/51	100	90,482
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	300	301,528
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/51	1,240	1,208,774
Class B, 4.00%, 05/01/56	370	353,738
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	465	484,629
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	720	734,225

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	$805	$810,744
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	538,632

		5,099,635

Puerto Rico — 7.0%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	9,585	558,048
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	820	834,071
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/42	1,875	1,883,072
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,547,990
Series A-1, Restructured, 5.00%, 07/01/58	3,066	3,138,296
Series A-2, Restructured, 4.33%, 07/01/40	923	915,592
Series A-2, Restructured, 4.78%, 07/01/58	1,038	1,055,618
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,914	537,752

		10,470,439

Rhode Island — 2.7%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	410	362,701
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	420	432,971
Series B, 4.50%, 06/01/45	1,875	1,895,137
Series B, 5.00%, 06/01/50	1,360	1,410,043

		4,100,852

South Carolina — 3.3%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	165	154,898
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,192,161
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	1,899,894
Series E, 5.00%, 12/01/48	420	432,837
Series E, 5.50%, 12/01/53	750	768,736
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	449,610

		4,898,136

Tennessee — 1.8%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	490	361,738
Series A, 5.63%, 01/01/46	570	430,943
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	290	270,883
Series A, 5.25%, 10/01/58	1,430	1,524,958
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(c)	450	142,154

		2,730,676

Texas — 8.4%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	335	288,008

Security	Par (000)	Value

Texas (continued)
Arlington Higher Education Finance Corp., RB, 5.75%, 08/15/62(e)	$500	$488,500
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	180	180,453
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	325	339,853
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	285	217,497
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	132,243
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	845,971
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(f)	210	217,154
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/34(c)	3,000	1,678,026
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(c)	5,200	2,608,960
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	430	449,917
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	140,224
Series A, 5.75%, 08/15/45	275	284,828
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	1,937,401
Port Beaumont Navigation District, RB, AMT, 2.75%, 01/01/36(b)	710	574,475
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	85	80,481
Series A, 5.00%, 10/01/51	115	104,014
Tarrant County Cultural Education Facilities Finance Corp., RB, 4.00%, 10/01/42	125	123,851
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,074,980
Texas Transportation Commission, RB, CAB, 0.00%, 08/01/43(c)	2,205	810,684

		12,577,520

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	100	101,621
Series A, 5.00%, 06/15/52	125	123,365

		224,986

Vermont — 0.3%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	555	500,806

Virginia — 2.7%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	235	224,470
Series A, 5.13%, 03/01/31	510	434,416
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	100	96,521
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	245,971
Series A, 5.00%, 01/01/49	455	470,733

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	$1,025	$992,748
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 6.00%, 01/01/37	1,540	1,549,801

		4,014,660

Washington — 0.7%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	361,727
Washington State Convention Center Public Facilities District, RB, 3.00%, 07/01/58	425	272,419
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	474	431,241

		1,065,387

Wisconsin — 6.0%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	750	630,793
Public Finance Authority, RB 5.00%, 06/15/41(b)	165	151,788
5.00%, 01/01/42(b)	290	289,633
5.00%, 06/15/55(b)	440	377,400
5.00%, 01/01/56(b)	710	676,960
4.75%, 06/15/56(b)	735	574,965
5.00%, 06/15/56(b)	230	190,914
Series A, 6.25%, 10/01/31(b)	290	283,834
Series A, 5.00%, 11/15/41	95	104,480
Series A, 7.00%, 10/01/47(b)	290	279,434
Series A, 5.00%, 10/15/50(b)	530	535,810
Series A-1, 4.50%, 01/01/35(b)	600	552,728
Series A-1, 5.50%, 12/01/48(b)(g)(h)	10	3,163
Series A-1, 5.00%, 01/01/55(b)	1,290	1,178,308
Series B, 0.00%, 01/01/35(b)(c)	1,080	411,366
Series B, 0.00%, 01/01/60(b)(c)	16,025	839,566
AMT, 4.00%, 09/30/51	455	433,344
AMT, 4.00%, 03/31/56	475	444,352
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(c)	6,715	473,387
Public Finance Authority, Refunding RB, 4.00%, 04/01/52(b)	255	221,716
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46	230	224,470

		8,878,411

Total Municipal Bonds — 136.3% (Cost: $207,801,881)		203,302,872

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 3.1%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,700	2,808,783
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	495	534,717
San Diego County Regional Airport Authority, ARB(j)
Series B, AMT, Subordinate, 4.00%, 07/01/56	357	328,798
Series B, AMT, Subordinate, 5.00%, 07/01/56	854	911,114

		4,583,412

Security	Par (000)	Value

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(j)	$1,810	$1,714,561

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	2,321	2,213,266

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,002,679

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	2,120	2,133,517

Illinois — 1.0%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,559,076

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,772,812

Massachusetts — 1.4%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,009	2,023,672

Michigan — 1.3%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,000	1,950,717

New Jersey — 0.8%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	1,338	1,249,268

New York — 3.5%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38.	2,339	2,355,149
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,725	1,632,621
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,275,616

		5,263,386

North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25	1,180	1,276,040
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	454	454,265

		1,730,305

Pennsylvania — 2.8%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	2,501	2,425,831
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,798,591

		4,224,422

Rhode Island — 1.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,448	2,432,636

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 7.5%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	$11,000	$11,239,984

Virginia(j) — 2.2%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 01/01/28	2,224	2,564,137
Series A, Senior Lien, 4.00%, 07/01/60	795	770,095

		3,334,232

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	1,905,854

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.7% (Cost: $51,592,209)		50,333,799

Total Long-Term Investments — 170.0% (Cost: $259,394,090)		253,636,671

Shares

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(k)(l)	524,057	524,057

Total Short-Term Securities — 0.4% (Cost: $524,057)		524,057

Total Investments — 170.4% (Cost: $259,918,147)		254,160,728

Other Assets Less Liabilities — 1.6%		2,406,272

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.3)%		(31,764,031)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.7)%		(75,645,823)

Net Assets Applicable to Common Shares — 100.0%		$149,157,146

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	When-issued security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to July 1, 2029, is $7,781,840. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$133,660	$390,558	(a)	$—	$(161)	$—	$524,057	524,057	$440	$—

(a)	Represents net amount purchased (sold).

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	79	06/21/22	$9,405	$442,047
U.S. Long Bond	119	06/21/22	16,720	907,821
5-Year U.S. Treasury Note	83	06/30/22	9,343	317,691

				$1,667,559

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,667,559	$—	$1,667,559

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$710,185	$—	$710,185

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,434,268	$—	$1,434,268

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,459,932

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$203,302,872	$—	$203,302,872
Municipal Bonds Transferred to Tender Option Bond Trusts	—	50,333,799	—	50,333,799

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$524,057	$—	$—	$524,057

	$524,057	$253,636,671	$—	$254,160,728

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,667,559	$—	$—	$1,667,559

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(31,735,267)	$—	$(31,735,267)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(107,735,267)	$—	$(107,735,267)

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.6%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,555	$1,614,197
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,367,258
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,210,749
Series D, Sub Lien, 7.00%, 10/01/51	1,765	1,938,205
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,279,363

		14,409,772

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,360	1,264,172

Arizona — 4.3%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	180	188,894
5.00%, 05/15/56	725	756,641
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46	3,400	3,390,092
Salt Verde Financial Corp., RB
5.00%, 12/01/32	10,030	10,951,185
5.00%, 12/01/37	7,460	8,254,736

		23,541,548

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,985	4,596,544

California — 6.8%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	1,895	2,301,280
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	2,465	2,546,163
Series A, 4.00%, 04/01/45	790	766,737
Series A, 4.00%, 08/15/48	1,200	1,188,354
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	294,220
Series A, 5.25%, 08/15/49	715	724,767
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	2,970	2,972,783
California State Public Works Board, RB
4.00%, 11/01/41	890	912,252
Series I, 5.00%, 11/01/38	1,495	1,548,943
City of Los Angeles Department of Airports, ARB
AMT, 5.00%, 05/15/45	2,330	2,531,491
Series A, AMT, 4.00%, 05/15/49	4,170	4,023,733
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/38.	580	637,506
Series A, AMT, 5.00%, 05/15/39	625	684,221
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	475	356,369
CSCDA Community Improvement Authority, RB, M/F Housing(a)
Senior Lien, 3.13%, 06/01/57	1,500	1,045,805
Class 2, Senior Lien, 4.00%, 12/01/58	685	550,217

Security	Par (000)	Value

California (continued)
Riverside County Transportation Commission, RB, CAB(c)
Series B, Senior Lien, 0.00%, 06/01/41	$5,000	$2,143,630
Series B, Senior Lien, 0.00%, 06/01/42	6,000	2,435,544
Series B, Senior Lien, 0.00%, 06/01/43	5,000	1,913,995
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	1,235	1,158,064
San Marcos Unified School District, GO, CAB(c)
Series B, 0.00%, 08/01/34	3,500	2,261,595
Series B, 0.00%, 08/01/36	4,000	2,346,948
State of California, Refunding GO, 3.00%, 12/01/46	1,010	847,441
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	690	728,727

		36,920,785

Colorado — 2.0%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	3,485	3,948,391
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,565	3,452,093
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	1,165	1,150,279
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,580	2,602,136

		11,152,899

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	930	932,994
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	670	693,827
Series A, 4.00%, 05/01/39	420	433,016

		2,059,837

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,280	2,378,049

District of Columbia — 6.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	23,035	23,667,564
District of Columbia, Refunding RB 5.00%, 04/01/35	865	923,599
Series A, 6.00%, 07/01/23(b)	1,480	1,539,918
Catholic Health Services, 5.00%, 10/01/48	4,590	4,984,768
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	690	687,157
Series A, AMT, 4.00%, 10/01/38	690	681,733
Series A, AMT, 4.00%, 10/01/40	830	821,658
Series A, AMT, 4.00%, 10/01/41	1,790	1,767,945
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,550	1,533,432

		36,607,774

Florida — 4.0%
Broward County FL Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	425	431,347
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	395	431,306
Series A-1, 5.00%, 10/01/33	435	472,326
Series A-1, 5.00%, 10/01/34	435	470,952

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Projects Finance Authority, Refunding RB (continued)
Series A-1, 5.00%, 10/01/35	$145	$156,509
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,717,524
County of Lee FL Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	2,545	2,765,496
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	655	660,382
Series A, 4.00%, 10/01/38	655	658,698
Series A, 4.00%, 10/01/39	490	491,918
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	435	452,951
Series A, 5.00%, 06/15/50	1,455	1,501,097
Series A, 5.00%, 06/15/55	875	899,567
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	2,545	2,552,966
Sarasota County Florida Utility System Revenue, RB, Series A, 5.00%, 10/01/50	1,310	1,468,319
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	3,159	2,001,047
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,535	3,914,765

		22,047,170

Georgia — 2.4%
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,455	1,066,106
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49(f)	1,190	1,229,252
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	990	1,090,343
Series A, 5.00%, 05/15/36	990	1,093,775
Series A, 5.00%, 05/15/37	1,085	1,201,362
Series A, 5.00%, 05/15/38	600	665,458
Series A, 5.00%, 05/15/49	1,990	2,223,895
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,145	2,996,418
Municipal Electric Authority of Georgia, Refunding RB Sub-Series A, 4.00%, 01/01/49	1,230	1,216,573
Series A, Subordinate, 4.00%, 01/01/51	445	445,322

		13,228,504

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	1,485	1,585,188

Illinois — 12.1%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,905	2,997,652
Series D, 5.00%, 12/01/46	3,805	3,876,826
Series H, 5.00%, 12/01/36	920	961,537
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,352,179
Series D, 5.00%, 12/01/25	1,650	1,743,043
Series F, 5.00%, 12/01/22	1,250	1,269,505
Series G, 5.00%, 12/01/34	915	957,879
Chicago O’Hare International Airport, Refunding ARB, Series A, Senior Lien, 4.00%, 01/01/36	1,895	1,915,458

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	$2,000	$2,018,752
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	1,525	1,571,069
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	497,268
Series A, 5.00%, 02/15/50	265	277,029
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,605	2,866,456
Series A, 4.00%, 01/01/46	1,145	1,139,299
Series A, 5.00%, 01/01/46	2,990	3,311,790
Series C, 5.00%, 01/01/37	5,455	5,686,254
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,760	1,799,102
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	545	506,671
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(c)	10,455	3,926,731
State of Illinois, GO 5.00%, 02/01/39	2,990	3,039,906
Series A, 5.00%, 04/01/38	9,030	9,234,042
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/30	10,400	11,158,649
Series B, 5.00%, 10/01/28	1,965	2,128,378
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	1,957,987

		66,193,462

Indiana — 2.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,629,372
AMT, 7.00%, 01/01/44	3,680	3,924,893
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	3,785	3,890,389
Series A, AMT, 5.25%, 07/01/23	790	811,997
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	565	559,880
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,532,146

		13,348,677

Iowa — 1.5%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	2,125	2,197,116
Series B, 5.25%, 12/01/50(g)	5,515	5,776,924

		7,974,040

Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	1,915	1,959,288
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,515	2,842,903
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(h)	2,325	2,540,000

		7,342,191

Louisiana — 1.1%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	610	610,749
Series A, 5.25%, 05/15/32	2,160	2,162,469

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 05/15/33	$2,030	$2,032,302
Series A, 5.25%, 05/15/35	985	1,007,477

		5,812,997

Maryland — 0.6%
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	840	887,461
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,540	2,471,784

		3,359,245

Massachusetts — 0.4%
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,245	2,411,413

Michigan — 1.4%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,640	1,597,476
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,925	1,417,995
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,000	2,196,446
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,120	2,167,198

		7,379,115

Minnesota — 2.2%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,030	2,066,642
Series A, 5.25%, 02/15/53	4,060	4,380,602
Minnesota Housing Finance Agency, RB
(FHLMC, FNMA, GNMA), 3.50%, 07/01/52	3,560	3,584,649
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	685	564,635
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,275	1,258,012

		11,854,540

Missouri — 2.4%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,830	5,674,403
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	480	493,225
Series A, 4.00%, 07/01/46	1,205	1,166,387
Missouri Housing Development Commission, RB, S/F Housing
(FHLMC, FNMA, GNMA), 2.35%, 11/01/46	785	598,099
(FHLMC, FNMA, GNMA), 2.40%, 11/01/51	810	579,823
(FHLMC, FNMA, GNMA), 3.50%, 05/01/52	4,625	4,658,494

		13,170,431

Nebraska — 1.1%
Central Plains Energy Project, RB 5.25%, 09/01/37	1,610	1,626,472

Security	Par (000)	Value

Nebraska (continued)
Central Plains Energy Project, RB (continued) 5.00%, 09/01/42	$2,815	$2,843,063
Nebraska Investment Finance Authority, RB, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	1,270	1,246,506

		5,716,041

New Hampshire(a) — 0.9%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,055	3,103,428
Series C, AMT, 4.88%, 11/01/42	1,585	1,614,584

		4,718,012

New Jersey — 17.4%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,387,505
5.25%, 11/01/44	2,980	3,071,325
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,350	3,339,243
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	3,680	73,600
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	1,030	1,001,238
4.00%, 11/01/39	825	798,227
5.00%, 06/15/49	4,650	4,922,564
Series EEE, 5.00%, 06/15/48	7,320	7,705,208
AMT, 5.38%, 01/01/43	2,285	2,337,742
Series B, AMT, 5.63%, 11/15/30	2,035	2,072,668
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	2,905	3,113,393
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	7,691	8,108,363
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,230	6,136,207
New Jersey Higher Education Student Assistance Authority, Refunding RB(f)
Series B, AMT, 4.00%, 12/01/41	2,455	2,397,038
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,485	2,567,167
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	3,765	3,816,757
Series BB, 4.00%, 06/15/50	3,010	2,854,025
Series BB, 5.00%, 06/15/50	9,895	10,408,709
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(b)	3,035	3,052,743
Series A, 4.00%, 01/01/42	1,470	1,490,321
Series E, 5.00%, 01/01/45	5,095	5,267,746
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,135	1,187,018
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,070	1,133,695
Sub-Series B, 5.00%, 06/01/46	14,320	15,200,852

		95,443,354

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico — 0.5%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	$955	$947,870
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53(f)	1,525	1,603,499

		2,551,369

New York — 14.5%
City of New York, GO, Series C, 5.00%, 08/01/42	2,255	2,487,723
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,640	4,766,491
Series B, 5.25%, 11/15/39	1,650	1,694,268
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,210	3,367,906
Series C-1, 5.00%, 11/15/50	1,040	1,081,893
Series C-1, 5.25%, 11/15/55	1,545	1,671,996
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,055	996,065
Series A, 4.00%, 07/01/50	2,155	2,127,050
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,135	1,642,447
Series F-1, (FHA), 2.40%, 11/01/46	5,110	3,740,821
Series F-1, (FHA), 2.50%, 11/01/51	3,520	2,491,488
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	435	387,393
Series A, Class A, (AGM), 3.00%, 01/01/39	435	382,885
Series A, Class A, (AGM), 3.00%, 01/01/40	305	266,996
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,285	1,286,998
Series C, Subordinate, 4.00%, 05/01/45	2,190	2,174,403
Series F-1, Subordinate, 4.00%, 02/01/51	800	786,222
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	875	884,688
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	840	842,260
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,400	3,446,284
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	9,395	9,831,567
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	7,830	7,906,217
Series 2, Class 2, 5.15%, 11/15/34(a)	660	678,661
Series 2, Class 2, 5.38%, 11/15/40(a)	1,655	1,707,872
Series A, 2.88%, 11/15/46	6,725	5,187,994
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,535	3,843,496
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	2,595	2,142,279
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,165	1,206,940
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	715	759,304
AMT, 5.00%, 10/01/40	2,020	2,111,985

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	$1,725	$1,878,365
Series A, 4.00%, 11/15/54	1,985	1,958,437
Series A, 5.00%, 11/15/56	1,785	1,945,993
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,584	1,630,668

		79,316,055

North Carolina — 1.5%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	4,150	3,405,146
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,260	1,280,279
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	235	220,865
Series A, 5.00%, 10/01/40	350	369,957
Series A, 4.00%, 10/01/45	215	196,048
Series A, 5.00%, 10/01/45	620	650,666
Series A, 4.00%, 10/01/50	260	233,344
Series A, 5.00%, 10/01/50	700	733,213
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,080	1,241,595

		8,331,113

North Dakota — 0.6%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,885	2,015,797
North Dakota Housing Finance Agency, RB, M/F Housing, Series A, 4.00%, 01/01/53	945	963,827

		2,979,624

Ohio — 5.0%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	580	566,858
Series A-2, Class 1, 4.00%, 06/01/38	580	566,349
Series A-2, Class 1, 4.00%, 06/01/39	580	565,877
Series A-2, Class 1, 4.00%, 06/01/48	1,525	1,426,066
Series B-2, Class 2, 5.00%, 06/01/55	6,675	6,490,029
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	800	845,138
Series A, 6.13%, 07/01/22(b)	1,280	1,289,173
Series A, 4.00%, 12/01/49	1,015	1,001,619
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,200	1,110,149
Series A, 3.75%, 08/15/50	2,110	1,833,316
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	1,830	1,801,499
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	780	762,841
Ohio Housing Finance Agency, Refunding RB, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	3,310	3,290,938
Ohio State University/The, 4.00%, 12/01/48(a)	4,120	4,258,061
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,585	1,630,432

		27,438,345

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	$2,350	$2,440,492
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,065	4,119,861
Series C, 4.00%, 01/01/42	3,845	3,938,618

		10,498,971

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	3,390	3,275,764
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,630	3,908,308

		7,184,072

Pennsylvania — 4.3%
Allentown Neighborhood Improvement Zone
Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	220	245,349
Subordinate, 5.13%, 05/01/32	470	516,345
Subordinate, 5.38%, 05/01/42	870	946,074
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,240	1,246,314
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	4,240	4,097,282
Series A, 5.00%, 09/01/43	2,505	2,685,956
Series A, 4.00%, 09/01/49	1,135	1,125,380
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,728,973
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,665	4,683,917
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, 4.25%, 10/01/52(f)	2,260	2,341,030
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,232,214
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	1,350	1,372,885

		23,221,719

Puerto Rico — 6.6%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	1,365	1,397,011
5.63%, 05/15/43	1,360	1,383,338
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	4,920	4,938,917
Series A, Senior Lien, 5.13%, 07/01/37	1,410	1,415,656
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	4,094,226
Series A-1, Restructured, 5.00%, 07/01/58	14,252	14,588,062
Series A-2, Restructured, 4.33%, 07/01/40	1,950	1,933,636
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,381,435
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,165	2,855,928

		35,988,209

Rhode Island — 3.1%
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	2,410	2,336,979

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	$3,060	$3,164,141
Series B, 4.50%, 06/01/45	5,175	5,230,580
Series B, 5.00%, 06/01/50	5,765	5,977,129

		16,708,829

South Carolina — 6.3%
South Carolina Jobs-Economic Development Authority, RB, COP
5.00%, 04/01/44	160	167,425
4.00%, 04/01/49	150	136,376
5.00%, 04/01/49	480	500,960
4.00%, 04/01/54	370	334,329
5.00%, 04/01/54	875	913,419
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	5,115	5,347,799
Series A, 5.00%, 05/01/48	6,075	6,493,774
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	12,065	12,457,728
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	2,805	2,897,565
Series E, 5.25%, 12/01/55	3,335	3,487,093
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	1,735	1,778,510

		34,514,978

Tennessee — 1.4%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	315	304,881
Memphis-Shelby County Airport Authority, ARB, AMT, 5.00%, 07/01/49	2,925	3,115,570
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,350	1,419,290
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	1,925	2,052,828
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	965	982,718

		7,875,287

Texas — 8.7%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,370	4,240,958
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	700	714,543
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	385	394,927
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,493,240
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	471,479
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	880	909,996
Harris County-Houston Sports Authority, Refunding RB(c)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(b)	6,000	2,607,300
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,245,401

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Harris County-Houston Sports Authority, Refunding RB, CAB(c)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	$5,000	$2,481,990
Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38	12,580	5,475,822
Midland County Fresh Water Supply District No.1, RB, CAB(c)
Series A, 0.00%, 09/15/40	9,780	4,200,461
Series A, 0.00%, 09/15/41	5,420	2,209,577
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25(b)	355	378,981
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,910	1,898,005
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,555	2,776,498
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/47	210	207,298
Series B, 5.00%, 07/01/48	9,025	9,669,078
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,310	2,453,500

		47,829,054

Utah — 1.1%
County of Utah UT, RB
Series A, 4.00%, 05/15/43	440	445,479
Series A, 3.00%, 05/15/50	1,985	1,601,178
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,830	1,918,539
Series A, AMT, 5.00%, 07/01/48	1,735	1,822,524

		5,787,720

Virginia — 1.5%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,465	1,422,978
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 5.25%, 01/01/32	3,155	3,173,914
AMT, Senior Lien, 6.00%, 01/01/37	3,790	3,814,120

		8,411,012

Washington — 1.8%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,980	3,109,669
Series C, AMT, 5.00%, 04/01/40	1,475	1,524,421
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	4,420	4,534,748
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	685	659,263

		9,828,101

West Virginia — 0.5%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	2,940	2,943,231

Security	Par (000)	Value

Wyoming — 0.3%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	$1,780	$1,777,709

Total Municipal Bonds — 136.6% (Cost: $765,447,368)		747,701,158

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California(j) — 1.8%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42	6,196	6,225,778
San Diego County Regional Airport Authority, ARB
Series B, AMT, Subordinate, 4.00%, 07/01/56	1,156	1,066,368
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,563	2,733,343

		10,025,489

Colorado — 0.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	4,475	4,834,496

District of Columbia — 0.7%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,638	3,601,321

Georgia — 1.8%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	7,220	7,062,775
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	2,898	2,744,341

		9,807,116

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	5	5,425
Series C, 4.00%, 02/15/41	2,800	2,804,693

		2,810,118

Massachusetts — 2.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,153	4,181,358
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	9,088	9,498,465

		13,679,823

New Jersey — 1.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,240	6,146,059

New York — 10.0%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,655	2,583,877
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,060	11,950,646
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	5,805	5,641,134
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/46	13,155	13,345,616

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp., RB (continued)
Series A, 4.00%, 03/15/49	$15,985	$15,848,377
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,322,939

		54,692,589

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	4,960	5,363,692

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	4,652	4,980,646

Rhode Island — 0.6%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(b)	3,137	3,162,884

Texas — 6.4%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,003	6,064,124
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	4,900	5,006,902
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	4,140	4,143,342
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,505	5,510,415
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	13,920	14,366,926

		35,091,709

Virginia — 3.2%
Fairfax County Industrial Development Authority, 4.00%, 05/15/42	3,532	3,619,263
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	4,346	4,209,544
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	9,677	9,431,178

		17,259,985

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	5,575	5,594,329

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.4% (Cost: $186,213,347)		177,050,256

Total Long-Term Investments — 169.0% (Cost: $951,660,715)		924,751,414

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(k)(l)	12,488,798	$12,488,798

Total Short-Term Securities — 2.3% (Cost: $12,487,550)		12,488,798

Total Investments — 171.3% (Cost: $964,148,265)		937,240,212

Other Assets Less Liabilities — 0.2%		1,072,939

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(120,299,074)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.5)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$547,214,077

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	When-issued security.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2029, is $13,432,271. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$902,787	$11,587,312	(a)	$—	$(2,406)	$1,105	$12,488,798	12,488,798	$4,553	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10-Year U.S. Treasury Note	212	06/21/22	$25,238	$1,010,307
U.S. Long Bond	236	06/21/22	33,158	1,675,349
5-Year U.S. Treasury Note	190	06/30/22	21,387	577,111

				$3,262,767

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,262,767	$—	$3,262,767

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$395,177	$—	$395,177

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$3,439,709	$—	$3,439,709

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$40,042,522

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock Municipal Income Trust (BFK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$747,701,158	$—	$747,701,158
Municipal Bonds Transferred to Tender Option Bond Trusts	—	177,050,256	—	177,050,256
Short-Term Securities
Money Market Funds	12,488,798	—	—	12,488,798

	$12,488,798	$924,751,414	$—	$937,240,212

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$3,262,767	$—	$—	$3,262,767

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(120,203,902)	$—	$(120,203,902)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(391,003,902)	$—	$(391,003,902)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Statements of Assets and Liabilities

April 30, 2022

	BKN	BTA	BFK

ASSETS
Investments, at value — unaffiliated(a)	$410,226,221	$253,636,671	$924,751,414
Investments, at value — affiliated(b)	1,177,962	524,057	12,488,798
Cash	121,830	91,283	—
Cash pledged for futures contracts	766,000	657,000	1,429,000
Receivables:
Investments sold	1,905,189	380,377	2,247,263
Dividends — affiliated	249	144	2,912
Interest — unaffiliated	4,976,789	3,733,162	12,334,691
Variation margin on futures contracts	155,816	133,565	516,678
Deferred offering costs	—	—	110,298
Prepaid expenses	—	22,790	—

Total assets	419,330,056	259,179,049	953,881,054

ACCRUED LIABILITIES
Bank overdraft	—	—	7,053
Payables:
Investments purchased	5,519,461	1,623,993	12,084,836
TOB Trust	1,579,454	—	—
Accounting services fees	34,829	14,644	42,380
Administration fees	51,899	—	—
Custodian fees	4,573	2,297	5,386
Income dividend distributions — Common Shares	1,171,849	732,293	2,634,050
Interest expense and fees	42,536	28,764	95,172
Investment advisory fees	121,019	126,625	479,856
Trustees’ and Officer’s fees	41,135	23,863	188,384
Other accrued expenses	13,226	10,198	20,075
Professional fees	39,867	66,248	89,576
Transfer agent fees	13,938	11,888	16,307

Total accrued liabilities	8,633,786	2,640,813	15,663,075

OTHER LIABILITIES
TOB Trust Certificates	47,150,763	31,735,267	120,203,902
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,645,823	—
VMTP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	125,900,000	—	270,800,000

Total other liabilities	173,050,763	107,381,090	391,003,902

Total liabilities	181,684,549	110,021,903	406,666,977

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$237,645,507	$149,157,146	$547,214,077

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$239,517,093	$156,390,993	$593,757,617
Accumulated loss	(1,871,586)	(7,233,847)	(46,543,540)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$237,645,507	$149,157,146	$547,214,077

Net asset value per Common Share	$13.79	$11.10	$12.15

(a) Investments, at cost — unaffiliated	$408,653,203	$259,394,090	$951,660,715
(b) Investments, at cost — affiliated	$1,177,948	$524,057	$12,487,550
(c) Preferred Shares outstanding	1,259	760	2,708
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001	$0.001
(f) Common Shares outstanding	17,233,066	13,436,565	45,026,493
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited
(h) Par value per Common Share	$0.01	$0.001	$0.001

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2022

	BKN	BTA	BFK

INVESTMENT INCOME
Dividends — affiliated	$646	$440	$4,553
Interest — unaffiliated	16,962,778	11,758,181	37,940,922

Total investment income	16,963,424	11,758,621	37,945,475

EXPENSES
Investment advisory	1,595,006	1,763,543	6,318,542
Administration	683,574	—	—
Accounting services	68,587	28,789	83,470
Transfer agent	32,393	24,181	45,669
Trustees and Officer	18,582	10,449	35,188
Registration	8,380	8,362	15,468
Custodian	934	5,539	13,767
Liquidity fees	—	7,741	—
Remarketing fees on Preferred Shares	—	7,600	—
Miscellaneous	150,530	170,227	150,519

Total expenses excluding interest expense, fees and amortization of offering costs	2,557,986	2,026,431	6,662,623
Interest expense, fees and amortization of offering costs(a)	1,687,346	999,116	3,751,876

Total expenses	4,245,332	3,025,547	10,414,499
Less:
Fees waived and/or reimbursed by the Manager	(1,108)	(421)	(2,727)

Total expenses after fees waived and/or reimbursed	4,244,224	3,025,126	10,411,772

Net investment income	12,719,200	8,733,495	27,533,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,301,586)	95,843	(105,537)
Investments — affiliated	(931)	(161)	(2,406)
Futures contracts	322,316	710,185	395,177

	(980,201)	805,867	287,234

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(50,164,399)	(32,017,914)	(116,226,487)
Investments — affiliated	14	—	1,105
Futures contracts	2,200,939	1,434,268	3,439,709

	(47,963,446)	(30,583,646)	(112,785,673)

Net realized and unrealized loss	(48,943,647)	(29,777,779)	(112,498,439)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(36,224,447)	$(21,044,284)	$(84,964,736)

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	BKN		BTA

	Year Ended April 30,		Year Ended April 30,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,719,200	$13,848,954	$8,733,495	$9,039,515
Net realized gain (loss)	(980,201)	735,002	805,867	2,090,573
Net change in unrealized appreciation (depreciation)	(47,963,446)	30,193,510	(30,583,646)	25,451,032

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(36,224,447)	44,777,466	(21,044,284)	36,581,120

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,051,212)	(13,530,018)	(8,677,591)	(8,188,679)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	517,059	272,377	127,234	15,397

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(49,758,600)	31,519,825	(29,594,641)	28,407,838
Beginning of year	287,404,107	255,884,282	178,751,787	150,343,949

End of year	$237,645,507	$287,404,107	$149,157,146	$178,751,787

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BFK
	Year Ended April 30,
	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$27,533,703	$31,123,845
Net realized gain	287,234	1,835,604
Net change in unrealized appreciation (depreciation)	(112,785,673)	80,044,099

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(84,964,736)	113,003,548

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(31,583,302)	(30,918,155)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,669,986	1,199,715

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(114,878,052)	83,285,108
Beginning of year	662,092,129	578,807,021

End of year	$547,214,077	$662,092,129

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Cash Flows

Year Ended April 30, 2022

	BKN	BTA	BFK

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(36,224,447)	$(21,044,284)	$(84,964,736)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	73,699,654	50,992,397	164,469,517
Purchases of long-term investments	(74,857,042)	(45,598,958)	(138,597,964)
Net proceeds from sales (purchases) of short-term securities	6,241,952	(390,558)	(11,587,312)
Amortization of premium and accretion of discount on investments and other fees	(831,593)	(53,944)	3,775,476
Net realized (gain) loss on investments	1,302,546	(95,682)	108,026
Net unrealized depreciation on investments	50,164,385	32,017,914	116,225,382
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(189)	(135)	(2,879)
Interest — unaffiliated	269,488	156,431	1,050,722
Variation margin on futures contracts	(155,816)	(133,565)	(516,678)
Prepaid expenses	18,698	14,390	18,099
Deferred offering costs	—	—	(110,298)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(17,085)	(7,236)	(20,846)
Administration fees	(5,836)	—	—
Custodian fees	(8,171)	(1,750)	(2,025)
Interest expense and fees	26,610	18,303	51,635
Investment advisory fees	(13,530)	(19,685)	(47,798)
Trustees’ and Officer’s fees	(42,631)	(2,677)	(85,298)
Other accrued expenses	5,004	1,000	12,389
Professional fees	(18,892)	8,226	(15,709)
Transfer agent fees	2,948	3,374	652
Variation margin on futures contracts	(20,608)	(13,217)	(28,667)

Net cash provided by operating activities	19,535,445	15,850,344	49,731,688

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,532,019)	(8,496,140)	(29,906,702)
Repayments of TOB Trust Certificates	(7,404,173)	(7,756,521)	(46,680,413)
Repayments of Loan for TOB Trust Certificates	—	(53,484)	—
Proceeds from TOB Trust Certificates	1,920,000	884,528	27,733,828
Proceeds from Loan for TOB Trust Certificates	—	53,484	—
Increase in bank overdraft	—	—	7,053
Amortization of deferred offering costs	—	17,041	—

Net cash used for financing activities	(19,016,192)	(15,351,092)	(48,846,234)

CASH
Net increase in restricted and unrestricted cash	519,253	499,252	885,454
Restricted and unrestricted cash at beginning of year	368,577	249,031	543,546

Restricted and unrestricted cash at end of year	$887,830	$748,283	$1,429,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,660,736	$963,772	$3,700,241

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$517,059	$127,234	$1,669,986

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$121,830	$91,283	$—
Cash pledged
Futures contracts	766,000	657,000	1,429,000

	$887,830	$748,283	$1,429,000

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BKN

	Year Ended April 30,

	2022	2021	2020	2019		2018

Net asset value, beginning of year	$16.71	$14.89	$15.75	$15.26		$15.39

Net investment income(a)	0.74	0.81	0.71	0.71		0.73
Net realized and unrealized gain (loss)	(2.84)	1.80	(0.88)	0.46		0.02

Net increase (decrease) from investment operations	(2.10)	2.61	(0.17)	1.17		0.75

Distributions to Common Shareholders(b)
From net investment income	(0.82)	(0.79)	(0.69)	(0.68)		(0.73)
From net realized gain	—	—	—	(0.00	)(c)	(0.15)

Total distributions to Common Shareholders	(0.82)	(0.79)	(0.69)	(0.68)		(0.88)

Net asset value, end of year	$13.79	$16.71	$14.89	$15.75		$15.26

Market price, end of year	$15.14	$19.20	$14.75	$14.31		$13.57

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(13.23)%	17.68%	(1.16)%	8.45%		5.34%

Based on market price	(17.09)%	36.51%	7.77%	10.81%		(1.20)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.52%	1.53%	2.31%	2.53%		2.12%

Total expenses after fees waived and/or reimbursed	1.52%	1.53%	2.31%	2.53%		2.11%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	0.92%	0.93%	0.93%	0.94%		0.90%

Net investment income to Common Shareholders	4.56%	4.93%	4.39%	4.64%		4.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$237,646	$287,404	$255,884	$270,707		$262,198

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900	$125,900		$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$288,757	$328,280	$303,244	$315,017		$308,259

Borrowings outstanding, end of year (000)	$47,151	$54,214	$56,112	$51,999		$41,043

Portfolio turnover rate	17%	10%	16%	29%		31%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA

	Year Ended April 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.31	$11.20	$12.47	$12.28	$12.27

Net investment income(a)	0.65	0.67	0.60	0.62	0.65
Net realized and unrealized gain (loss)	(2.21)	2.05	(1.26)	0.20	0.01

Net increase (decrease) from investment operations	(1.56)	2.72	(0.66)	0.82	0.66

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.61)	(0.61)	(0.63)	(0.65)

Net asset value, end of year	$11.10	$13.31	$11.20	$12.47	$12.28

Market price, end of year	$10.43	$13.20	$10.92	$11.88	$11.20

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.33)%	24.80%	(5.70)%	7.34%	5.76%

Based on market price	(16.93)%	26.94%	(3.49)%	12.12%	1.50%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.72%	1.73%	2.54%	2.67%	2.33%

Total expenses after fees waived and/or reimbursed	1.72%	1.73%	2.54%	2.67%	2.33%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	1.15%	1.14%	1.13%	1.13%	1.14%

Net investment income to Common Shareholders	4.95%	5.32%	4.71%	5.11%	5.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$149,157	$178,752	$150,344	$167,431	$164,787

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$296,259	$335,200	$297,821	$320,304	$316,825

Borrowings outstanding, end of year (000)	$31,735	$38,607	$36,908	$34,595	$36,025

Portfolio turnover rate	17%	27%	34%	31%	44%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2022	2021	2020	2019	2018
Expense ratios	1.14%	1.13%	1.12%	1.12%	1.47%

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK

	Year Ended April 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.74	$12.91	$14.17	$13.98	$14.24

Net investment income(a)	0.61	0.69	0.67	0.68	0.73
Net realized and unrealized gain (loss)	(2.50)	1.83	(1.28)	0.21	(0.22)

Net increase (decrease) from investment operations	(1.89)	2.52	(0.61)	0.89	0.51

Distributions to Common Shareholders from net investment income(b)	(0.70)	(0.69)	(0.65)	(0.70)	(0.77)

Net asset value, end of year	$12.15	$14.74	$12.91	$14.17	$13.98

Market price, end of year	$11.69	$15.05	$12.14	$13.79	$12.78

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(13.35)%	19.81%	(4.51)%	6.98%	3.74%

Based on market price	(18.35)%	30.10%	(7.74)%	13.89%	(3.54)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.61%	1.63%	2.30%	2.55%	2.31%

Total expenses after fees waived and/or reimbursed	1.61%	1.63%	2.30%	2.55%	2.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	1.03%	1.05%	1.02%	1.04%	1.03%

Net investment income to Common Shareholders	4.26%	4.84%	4.68%	4.87%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$547,214	$662,092	$578,807	$635,076	$626,604

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$302,073	$344,495	$313,740	$334,518	$331,390

Borrowings outstanding, end of year (000)	$120,204	$139,150	$135,464	$119,624	$128,156

Portfolio turnover rate	15%	13%	17%	19%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$72,938	$210,826	$61,166	$344,930
BTA	53,304	144,454	54,342	252,100
BFK	194,017	514,845	155,593	864,455

For the year ended April 30, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$73,836,209		$47,150,763		0.47% — 0.59%	$50,449,192	0.68%
BTA	50,333,799		31,735,267		0.47 — 0.57	35,089,164	0.72
BFK	177,050,256		120,203,902		0.45 — 0.61	127,754,232	0.68

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at April 30, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at April 30, 2022.

For the year ended April 30, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BTA	$—	—%	$1,172	0.71%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

Trust Name	Investment Advisory Fees
BKN	0.35%
BTA	1.00
BFK	0.60

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

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Notes to Financial Statements  (continued)

For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets. For BKN, the Manager may reduce or discontinue this arrangement at any time without notice.

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BKN	$1,108
BTA	421
BFK	2,727

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended April 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BKN	$80,376,503	$75,604,843
BTA	47,222,951	51,331,802
BFK	150,682,800	166,596,780

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses, were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BTA	$(15,204)	$15,204

The tax character of distributions paid was as follows:

Trust Name	Year Ended 04/30/22	Year Ended 04/30/21
BKN
Tax-exempt income	$15,393,628	$14,824,065
Ordinary income	—	360

	$15,393,628	$14,824,425

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Trust Name (continued)	Year Ended 04/30/22	Year Ended 04/30/21
BTA
Tax-exempt income	$9,399,563	$8,844,363
Ordinary income	8,003	59,731

	$9,407,566	$8,904,094
BFK
Tax-exempt income	$34,470,723	$33,691,532
Ordinary income	—	11,358

	$34,470,723	$33,702,890

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
BKN	$381,640	$—	$(3,741,866)	$1,488,640	$(1,871,586)
BTA	1,116,500	135,600	(2,806,737)	(5,679,210)	(7,233,847)
BFK	—	101,800	(18,272,693)	(28,372,647)	(46,543,540)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the accrual of income on securities in default, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

During the year ended April 30, 2022, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BKN	$1,209,053
BTA	2,236,188
BFK	3,584,663

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$362,724,793	$17,761,724	$(16,233,097)	$1,528,627
BTA	228,081,566	7,513,152	(13,169,257)	(5,656,105)
BFK	843,519,564	23,301,599	(49,784,853)	(26,483,254)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BTA and BFK are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	04/30/22	04/30/21
BKN	30,858	16,349
BTA	9,324	1,214
BFK	113,057	82,096

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended April 30, 2022, the Trusts did not repurchase any shares.

BKN filed an initial registration statement with the SEC seeking the ability to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which was not effective as of period end. BKN may not sell any Common Shares in the Shelf Offering until the registration statement filed with the SEC is effective. Under the Shelf Offering, BKN, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BKN’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information – Shelf Offering Program for additional information.

BFK filed a registration statement with the SEC seeking the ability to issue additional Common Shares through a Shelf Offering, which was declared effective on March 17, 2022. BFK may not sell any Common Shares in the Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. Under the Shelf Offering, BFK, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BFK’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information – Shelf Offering Program for additional information.

Initial costs incurred by each of BKN and BFK in connection with its respective Shelf Offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

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Notes to Financial Statements  (continued)

VRDP Shares

BTA (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BTA
Expiration date	04/30/2023

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BTA	Aa2	A

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA was in a special rate period that commenced on October 29, 2015 and has a current expiration date of April 15, 2023.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2022, the annualized dividend rate for the VRDP Shares was 0.96%.

For the year ended April 30, 2022, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BKN and BFK (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	$125,900,000	07/02/23	Aa1	AA
BFK	12/16/11	2,708	270,800,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BKN and BFK, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BKN and BFK redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK
Dividend rates	1.07%	1.07%

For the year ended April 30, 2022, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$1,342,416	$—
BTA	729,975	17,041
BFK	2,887,421	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN	05/02/22	05/16/22	06/01/22	$0.068000

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	06/01/22	06/15/22	07/01/22	$0.068000
BTA	05/02/22	05/16/22	06/01/22	0.054500
	06/01/22	06/15/22	07/01/22	0.054500
BFK	05/02/22	05/16/22	06/01/22	0.058500
	06/01/22	06/15/22	07/01/22	0.046500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

Trust Name	Preferred Shares(a)
	Shares	Series	Declared
BKN	VMTP	W-7	$172,252
BTA	VRDP	W-7	97,489
BFK	VMTP	W-7	370,498

(a)	Dividends declared for period May 1, 2022 to May 31, 2022.

On May 20, 2022, the Board approved a change in the fiscal year end (“FYE”) of BKN, BTA and BFK effective as of July 31, 2022, as follows:

Trust Name	Current FYE	Approved FYE
BKN	April 30	July 31
BTA	April 30	July 31
BFK	April 30	July 31

On May 17, 2022, BFK filed a definitive prospectus with the SEC in connection with its Shelf Offering and may sell additional Common Shares through the Shelf Offering.

On June 6, 2022, BKN’s registration statement with the SEC to issue additional Common Shares through a Shelf Offering was declared effective. On June 6, 2022, BKN filed a definitive prospectus with the SEC in connection with its Shelf Offering and may sell additional Common Shares through the Shelf Offering.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, and BlackRock Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, and BlackRock Municipal Income Trust (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	61

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended April 30, 2022:

Trust Name	Exempt-Interest Dividends
BKN	$13,991,667
BTA	9,447,484
BFK	30,230,478

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2022:

Trust Name	Interest Dividend
BTA	$140,571
BFK	101,800

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Trust Name	Interest Related Dividends
BTA	$140,571
BFK	101,800

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

The Trust’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Trust will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” means the Trust’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Trust’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Trust’s investment policies provide that, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Trust may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Trust does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.

In addition, the Trust may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust’s common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Trust may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to an alternative minimum tax. The percentage of the Trust’s total assets invested in private activity bonds will vary from time to time. The Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	63

Investment Objectives, Policies and Risks  (continued)

The average maturity of the Trust’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Trust’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Trust’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Trust’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gain distributions subject to federal capital gains taxation.

The Trust ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Trust may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Trust.

Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

As temporary investments, the Trust may invest in repurchase agreements. The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

BlackRock Long-Term Municipal Advantage Trust (BTA)

The Trust’s investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Trust invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock Advisors, LLC (the “Manager”) will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. Substantially all of the municipal bonds owned by the Trust are rated below investment grade; however, because the Trust has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Trust’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Trust and bonds to which the Trust is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.

Under normal market conditions, up to 50% of the Trust’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

Under normal market conditions, the Trust intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Trust may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Trust may also invest in securities of other open-or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.

The Trust invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust’s common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

The Trust cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Trust’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques.

The Trust may invest in securities the potential return of which is based on the change in a specified interest rate or equity index.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

BlackRock Municipal Income Trust (BFK)

The Trust’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed Assets” means the Trust’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Trust’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Trust’s investment policies provide that, under normal market conditions, the Trust will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	65

Investment Objectives, Policies and Risks  (continued)

judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Trust may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Trust may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust’s common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Trust may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to an alternative minimum tax. The percentage of the Trust’s total assets invested in private activity bonds will vary from time to time. The Trust has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Trust’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Trust’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Trust’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Trust’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gain distributions subject to federal capital gains taxation.

The Trust ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Trust may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Trust.

Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

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Investment Objectives, Policies and Risks  (continued)

The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

As temporary investments, the Trust may invest in repurchase agreements. The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	67

Investment Objectives, Policies and Risks  (continued)

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Taxability Risk: The Trust intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Trust’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Trust pay U.S. federal income taxes on the affected interest income, and, if the Trust agrees to do so, the Trust’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Trust as “exempt interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Trust. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Trust from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Trust.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Trust cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BKN, BTA): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Defensive Investing Risk: For defensive purposes, the Trust may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Trust may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Trust holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Repurchase Agreements and Purchase and Sale Contracts Risk (BKN, BFK): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Indexed and Inverse Securities Risk (BTA): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Trust’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Trust’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Trust management does not anticipate.

Leverage Risk: With respect to BKN and BFK, the Trust uses leverage for investment purposes through the issuance of VMTP Shares. With respect to BTA, the Trust uses leverage for investment purposes through the issuance of VRDP Shares. The Trust also utilizes leverage for investment purposes by entering into derivative instruments with leverage embedded in them, such as TOB Residuals. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

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Investment Objectives, Policies and Risks  (continued)

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Trust and may be required by applicable regulations to collect initial margin from the Trust. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Tender Option Bonds Risk: The Trust’s participation in tender option bond transactions may reduce the Trust’s returns and/or increase volatility. Investments in tender option bond transactions expose the Trust to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Trust may invest in TOB Trusts on either a non-recourse or recourse basis. If the Trust invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	69

Investment Objectives, Policies and Risks  (continued)

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment in Other Investment Companies Risk (BTA, BFK): As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and selection risk. In addition, if the Trust acquires shares of investment companies, including ones affiliated with the Trust, shareholders bear both their proportionate share of expenses in the Trust (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by the Manager through waivers). To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Preferred Securities Risk (BTA, BFK): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Shareholder Update

The following includes additional required disclosures for BKN, which has filed a shelf offering registration statement during the fiscal year ended April 30, 2022.

Summary of Trust Expenses

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BKN’s common shares.

	BKN
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by BKN (as a percentage of offering price)(a)	0.04
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares	(b)
Dividend reinvestment plan sale transaction fee	$2.50	(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.57%
Other expenses	0.95
Miscellaneous	0.35
Interest expense(e)	0.60
Total annual expenses	1.52
Fee waiver(d)	—
Total annual fund operating expenses after fee waiver(d)	1.52

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BKN. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

BKN currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BKN (including any assets attributable to money borrowed for investment purposes) minus the sum of BKN’s accrued liabilities (other than money borrowed for investment purposes).

(d)

BKN and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BKN’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BKN pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BKN (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BKN (the “Independent Trustees”)) or a majority of the outstanding voting securities of BKN), upon 90 days’ written notice by BKN to the Manager.

(e)

The total expense table includes interest expense associated with BKN’s investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which BKN invests, it is recorded on BKN’s financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares, because the VMTP Shares are considered debt of BKN for financial reporting purposes.

BKN uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BKN when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BKN’s leverage strategy, the Total annual fund operating expenses after fee waivers (excluding interest expense) for are 0.92%, which is based on current market conditions. The actual amount of interest expense borne by BKN will vary over time in accordance with the level of BKN’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BKN for accounting purposes.

S H A R E H O L D E R U P D A T E	71

Shareholder Update  (continued)

Expense Example

The following example illustrates BKN’s expenses (including the sales load of $10.00 and offering costs of $0.36) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.52% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$26	$58	$92	$190

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, BKN’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Share Price Data

The following table summarizes BKN’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
April 30, 2022	$16.76	$13.64	$15.46	$14.20	8.41%	(3.94)%	4,299,926
January 31, 2022	18.20	15.86	16.25	16.05	12.00	(1.18)	3,241,020
October 31, 2021	18.78	17.13	16.82	16.26	11.65	5.35	1,670,594
July 31, 2021	19.90	17.81	16.68	16.87	19.30	5.57	2,491,549
April 30, 2021	19.20	16.88	16.71	16.58	14.90	1.81	2,609,523
January 31, 2021	17.33	15.79	16.72	16.12	3.65	(2.05)	1,898,586
October 31, 2020	16.89	15.63	16.59	16.27	1.81	(3.93)	2,279,726
July 31, 2020	16.83	14.57	16.52	15.34	1.88	(5.02)	2,504,760

As of April 30, 2022, BKN’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $15.14, $13.79, and 9.79% respectively.

Common shares of BKN have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

Senior Securities

The following table sets forth information regarding BKN’s outstanding senior securities as of the end of each of BKN’s last ten fiscal years, as applicable. The information in this table has been audited by Deloitte & Touche LLP, independent registered public accounting firm. BKN’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended April 30,	Total Amount Outstanding (000)	Asset Coverage	(a)	Liquidating Preference	(b)	Type of Senior Security
2022	$125,900	$288,757		$100,000		VMTP Shares
2021	125,900	328,280		100,000		VMTP Shares
2020	125,900	303,244		100,000		VMTP Shares
2019	125,900	315,017		100,000		VMTP Shares
2018	125,900	308,259		100,000		VMTP Shares
2017	125,900	310,128		100,000		VMTP Shares
2016	125,900	329,549		100,000		VMTP Shares
2015	125,900	319,467		100,000		VMTP Shares
2014	125,900	309,133		100,000		VMTP Shares
2013	125,900	322,807		100,000		VMTP Shares

(a)

Calculated by subtracting BKN’s total liabilities (not including VMTP Shares) from BKN’s total assets and dividing this by the amount of VMTP Shares outstanding, and by multiplying the results by 100,000.

(b)

Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of BKN in preference to common shareholders, expressed as a dollar amount per preferred share. VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update

The following includes additional required disclosures for BFK, which has an effective shelf offering registration statement as of the fiscal year ended April 30, 2022.

Summary of Trust Expenses

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BFK’s common shares.

BFK
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by BFK (as a percentage of offering price)(a)	0.02
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees	0.98%
Other expenses	0.63
Miscellaneous	0.05
Interest expense(c)	0.58
Total annual expenses	1.61
Fee waiver(d)	—
Total annual fund operating expenses after fee waiver(d)	1.61

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BFK. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

BFK currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BFK (including any assets attributable to money borrowed for investment purposes) minus the sum of BFK’s accrued liabilities (other than money borrowed for investment purposes).

(d)

BFK and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BFK’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BFK pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BFK (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BFK (the “Independent Trustees”)) or a majority of the outstanding voting securities of BFK), upon 90 days’ written notice by BFK to the Manager.

(e)

The total expense table includes interest expense associated with BFK’s investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which BFK invests, it is recorded on BFK’s financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares, because the VMTP Shares are considered debt of BFK for financial reporting purposes.

BFK uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of VMTP Shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by BFK when it invests the proceeds from the leverage. In order to help you better understand the costs associated with BFK’s leverage strategy, the Total annual fund operating expenses after fee waivers (excluding interest expense) are 1.03%, which is based on current market conditions. The actual amount of interest expense borne by BFK will vary over time in accordance with the level of BFK’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BFK for accounting purposes.

S H A R E H O L D E R U P D A T E	73

Shareholder Update  (continued)

Expense Example

The following example illustrates BFK’s expenses (including the sales load of $10.00 and offering costs of $0.18) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.61% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$26	$60	$97	$199

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, BFK’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Share Price Data

The following table summarizes BFK’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
April 30, 2022	$13.97	$11.50	$14.07	$12.34	(0.71)%	(6.81)%	8,454,787
January 31, 2022	15.54	13.82	14.67	13.94	5.93	(0.86)	4,396,715
October 31, 2021	15.82	14.49	14.94	14.42	5.89	0.49	3,844,602
July 31, 2021	15.71	14.86	15.12	14.72	3.90	0.95	4,000,173
April 30, 2021	15.40	14.39	15.07	14.43	2.19	(0.28)	4,550,065
January 31, 2021	15.47	13.72	14.75	14.10	4.88	(2.70)	3,829,337
October 31, 2020	14.95	13.57	14.64	14.08	2.12	(3.62)	3,865,889
July 31, 2020	14.69	12.08	14.51	13.01	1.24	(7.15)	4,759,351

As of April 30, 2022, BFK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $11.69, $12.15, and (3.79)% respectively.

Common shares of BFK have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

Senior Securities

The following table sets forth information regarding BFK’s outstanding senior securities as of the end of each of BFK’s last ten fiscal years, as applicable. The information in this table has been audited by Deloitte & Touche LLP, independent registered public accounting firm. BFK’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended April 30,	Total Amount Outstanding (000)	Asset Coverage	(a)	Liquidating Preference	(b)	Type of Senior Security
2022	$270,800	$302,073		$100,000		VMTP Shares
2021	270,800	344,495		100,000		VMTP Shares
2020	270,800	313,740		100,000		VMTP Shares
2019	270,800	334,518		100,000		VMTP Shares
2018	270,800	331,390		100,000		VMTP Shares
2017	270,800	335,616		100,000		VMTP Shares
2016	270,800	351,293		100,000		VMTP Shares
2015	270,800	346,330		100,000		VMTP Shares
2014	270,800	335,811		100,000		VMTP Shares
2013	270,800	354,323		100,000		VMTP Shares

(a)

Calculated by subtracting BFK’s total liabilities (not including VMTP Shares) from BFK’s total assets and dividing this by the amount of VMTP Shares outstanding, and by multiplying the results by 100,000.

(b)

Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of BFK in preference to common shareholders, expressed as a dollar amount per preferred share. VMTP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Automatic Dividend Reinvestment Plan

Pursuant to BKN, BTA and BFK’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA and BFK declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BKN, BTA and BFK that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	75

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Karen P. Robards 1950	Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	69 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	77

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2014) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)   Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	79

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Trusts for any particular month/quarter may be more or less than the amount of net investment income earned by the Trusts during such month/quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

BTA does not make available copies of its Statement of Additional Information because BTA’s shares are not continuously offered, which means that the Statement of Additional Information of BTA has not been updated after completion of BTA’s offerings and the information contained in BTA’s Statement of Additional Information may have become outdated.

BKN’s and BFK’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

On November 2, 2021, BKN amended and restated its Bylaws to adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BKN and BFK only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BKN and BFK only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including for BKN and BFK only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, BKN and BFK may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKN and BFK may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKN’s and BFK’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKN and BFK to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On February 25, 2022 BKN filed a registration statement with the SEC to issue additional Common Shares through a Shelf Offering, which was not effective as of period end. BKN may not sell any Common Shares in a Shelf Offering until the registration statement filed with the SEC is effective. This report and the preliminary prospectus are not offers to sell BKN Common Shares and are not solicitations of an offer to buy BKN Common Shares in any jurisdiction where the offers or sales are not permitted. The preliminary prospectus contains more complete information about BKN’s Shelf Offering and should be read carefully before investing. The information in the preliminary prospectus for BKN is not complete and may be amended or changed. A copy of the final prospectus for BKN can be obtained from BlackRock at blackrock.com, when available.

On March 17, 2022, BFK’s registration statement with the SEC to issue additional Common Shares through a Shelf Offering was declared effective. BFK may not sell any Common Shares in a Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. This report and the prospectus of BFK are not offers to sell BFK Common Shares or solicitations of an offer to buy BFK Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BFK contains important information about BFK, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BFK carefully and in its entirety before investing. Copies of the final prospectus for BFK can be obtained from BlackRock at blackrock.com, when available.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	81

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	83

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-04/22-AR

(b)	Not Applicable

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$32,334	$32,017	$0	$0	$12,700	$10,700	$420	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the ‘Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1)   Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Term Municipal Advantage Trust	$13,120	$10,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Michael Perilli, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Perilli	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.

(a)(2)    As of April 30, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	20	0	0	0	0	0
	$23.81 Billion	$0	$0	$0	$0	$0
Michael Perilli	13	0	0	0	0	0

	$7.23 Billion	$0	$0	$0	$0	$0

(iv)    Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Michael Perilli	$1 - $10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Term Municipal Advantage Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Long-Term Municipal Advantage Trust

Date: June 28, 2022